Common Stock	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Common Stock
Common Stock
During 2017, the Company repurchased 11.5 million shares of its common stock for total consideration of $900 million. In November 2016, the Board of Directors of the Company authorized the Company to repurchase up to $2.5 billion of the Company's common stock, which superseded any prior authorizations. The Company remains authorized to purchase additional shares of its common stock up to a value of approximately $1.5 billion. There is no time limit on the authorization. During 2016, the Company purchased 12.7 million shares of its common stock for total consideration of $800 million.
The Company issued approximately 5.8 million and 5.3 million shares related to stock compensation and employee stock purchase plans during the years ended December 31, 2017 and 2016, respectively.